                            NON-COMPETITION AGREEMENT

            THIS NON-COMPETITION  AGREEMENT  ("AGREEMENT") is entered into as of this 8th day of September, 2004, by and between Del Global Technologies Corp., a
New York corporation (the "DEL GLOBAL"), and Walter F. Schneider ("SCHNEIDER").

                                    RECITALS

            WHEREAS,  Walter F.  Schneider is the president and chief  executive officer of Del Global ;

            WHEREAS,  the Company is considering  selling its various businesses and, in connection therewith,  the Company believes it is advisable to obtain an agreement  from  Schneider  that would  restrict his ability to compete with the businesses of the Company;

            WHEREAS, in consideration for a payment of $225,000 by Del Global to
Schneider (the "Payment") upon the consummation of the sale by Del Global of the businesses of both Del Medical Imaging Corp. and Villa Sistemi Medicali,  S.p.A.
(collectively, the "Businesses"),  Schneider has agreed to forego certain rights to compete with Del Global, subject to the conditions of this Agreement.

            NOW,  THEREFORE,  in consideration of the premises above recited and the  obligations  and  agreements as hereinafter  set forth,  the parties hereto agree as follows:

1. NON-COMPETE.

            Del Global agrees to pay Schneider the Payment upon the consummation of the sale of the Businesses  provided that Schneider is employed by Del Global at such time. In consideration for the Payment,  Schneider  covenants and agrees that for a period of one year after the receipt by Schneider of the Payment,  he shall not:

                 (i)  directly  or  indirectly,   own,  manage,  operate,  join,
control, finance or participate in the ownership, management, operation, control or  financing  of, or be connected as an officer,  director,  employee,  member, partner, principal, agent, representative,  consultant or otherwise with, or use or permit his name to be used in  connection  with,  any business or  enterprise which is  engaged in any  business  that is  competitive  with any  business  or enterprise  in which Del Global or any affiliate of Del Global is engaged on the date hereof other than the businesses which Del Medical Imaging Corp. is engaged in, or had plans or  intentions  to engage in as of the date  hereof.  Schneider acknowledges  that Del Global operates on an  international  basis and that this covenant  cannot be  limited  to a  service  area in which  Del  Global  and its affiliates  do business.  The foregoing  restrictions  shall not be construed to prohibit the  ownership by Schneider of less than five percent (5%) of any class of securities or equity  interest of any  corporation or other  business  entity which  is  engaged  in a  competitive  business  having  a class  of  securities registered  pursuant to the  Securities  Exchange Act of 1934,  as amended,  but neither Schneider nor any group of persons  including  Schneider may in any way,
either  directly  or  indirectly,   manage  or  exercise  control  of  any  such
corporation or entity, guarantee any of its financial obligations,  or otherwise take any part in its  business  other  than  exercising  its or his  rights as a stockholder; or

                 (ii)  directly or  indirectly,  either for himself or any other person (A) solicit or induce,  or attempt to solicit or induce any  employee of, or sales agent,  independent sales organization or other independent  contractor providing  services  to, Del Global or any  affiliate of Del Global to leave the employ of or to cease to provide services, in whole or in part to, Del Global or any  affiliate  of Del  Global,  or to  terminate  or fail or refuse to renew or renegotiate,  any contract for services  with Del Global or any affiliate of Del
Global,  whether such contract is written or oral, (B) in any way interfere with the  relationship  between  Del  Global or any  affiliate  of Del  Global and an employee  of or sales  agent,  independent  sales  organization  or  independent contractor  of Del  Global  or any  affiliate  of Del  Global,  (C)  employ,  or otherwise engage as an employee,  sales agent, independent sales organization or independent  contractor,  consultant  or otherwise,  any employee,  sales agent, independent  sales  organization or independent  contractor of Del Global or any affiliate  of Del  Global  (this  subsection  (ii) shall not apply to any person after 12 months  have  elapsed  subsequent  to the date on which  such  person's employment by or association with Del Global has  terminated),  or (D) induce or attempt to induce any customer,  supplier, licensee, or business relation of Del
Global or any affiliate of Del Global,  to cease doing  business with Del Global or such  affiliate,  or in any way interfere with the  relationship  between any customer,  supplier,  licensee,  or  business  relation  of  Del  Global  or any affiliate of Del Global.

            In the event of a breach by  Schneider of any of the  covenants  set forth above,  the term of such  covenant  shall be extended by the period of the duration of such breach.

2. REMEDIES.

            If Schneider  breaches  any of the  covenants  set forth above,  Del
Global will be entitled to the following remedies:

            (a)  Damages  from  Schneider,  including  the  recovery  of actual, consequential,  incidental,  and other damages,  as may be appropriate under the circumstances, plus reasonable costs and attorney's fees incurred as a result of the breach; and

            (b) In  addition  to  rights  to  damages  and any  other  legal  or equitable  remedies,  to obtain injunctive or other equitable relief to restrain any breach or threatened  breach,  and/or otherwise to specifically  enforce the provisions  of Section 1 of this  Agreement,  it being agreed that money damages alone would be inadequate  to  compensate  Del Global and would be an inadequate remedy for such breach.  Schneider  acknowledges  and agrees that a violation of any of the  provisions of Section 1 of this  Agreement  would cause  irreparable injury to Del Global.  Schneider and Del Global  acknowledge  and agree that any legal requirement that Del Global show or establish the existence of irreparable harm or injury  shall be  satisfied  by the  introduction  and  receipt  of this
Agreement into evidence.

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            (c) The rights and  remedies  of the parties to this  Agreement  are cumulative and not alternative.

3. SUCCESSORS AND ASSIGNS.

            This  Agreement  will be binding  upon the parties and will inure to the  benefit  of Del Global  and its  respective  successors  and  assigns,  and
Schneider and his heirs,  representatives and assigns.  Neither party may assign any of its rights under this Agreement  without the prior written consent of the other party. Notwithstanding the foregoing, Del Global may assign this Agreement without  Schneider's  consent in the event Del Global is merged or  consolidated into or with another  corporation or in the event such corporation  acquires all or substantially all of Del Global 's assets.

4. WAIVER.

            Neither  the failure  nor any delay by any party in  exercising  any right,  power,  or  privilege  under  this  Agreement,  and no single or partial exercise of any such right,  power, or privilege,  will operate as: (i) a waiver of such right,  power,  or  privilege,  or (ii) the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law:

                 (a) No claim  or right  arising  out of this  Agreement  can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing and signed by the other party;

                 (b) No waiver  that may be given by a party will be  applicable except in the specific instance for which it is given; and

                 (c) No notice to or demand on one party  will be deemed to be a waiver of any obligation of such party, or of the right of the party giving such notice or demand, to take further action without notice or demand as provided in this Agreement.

5. GOVERNING LAW.

            This Agreement will be governed by the laws of the State of New York without regard to conflicts of laws principles.  Any legal action,  including an original complaint or third party claim, by or in the right of any party to this
Agreement or any action  arising under or related to this  Agreement,  including but not limited to a claim for payment under this Agreement,  and also including any non-contract  claim, shall be brought and maintained  exclusively in a state or federal court of competent subject matter  jurisdiction in New York, New York or its  neighboring  counties,  and the parties hereby submit  themselves to the personal  jurisdiction  and venue of those  courts  for the  purpose of any such actions and hereby waive any defense related to personal jurisdiction,  process, or venue.

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6. SEVERABILITY.

            Whenever possible, each provision and term of this Agreement will be interpreted  in a manner to be effective  and valid but if any provision or term of this Agreement is held to be prohibited by or invalid, then such provision or term will be ineffective  only to the extent of such  prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement. If any of the  covenants  set  forth  in  Section  1 of this  Agreement  are held to be unreasonable,  arbitrary,  or against public policy or otherwise  unenforceable, such covenant(s) will be considered  divisible with respect to scope,  time, and geographic area, and in such lesser scope,  time and geographic area, as will be effective, binding and enforceable against Schneider.

7. SECTION HEADINGS, CONSTRUCTION.

            The  headings  of  Sections  in  this  Agreement  are  provided  for convenience  only and will not affect its  construction or  interpretation.  All words used in this Agreement will be construed to be of such gender or number as the circumstances require.

8. NOTICES.

            All notices and other  communications  hereunder shall be in writing and  shall be deemed  given  when  delivered  personally,  one day  after  being delivered to an overnight  courier or when telecopied (with a confirmatory  copy sent by overnight courier) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

               (a) if to Del Global:

                   Del Global Technologies Corp.
                   One Commerce Park
                   Valhalla, New York  10595

               (b) if to Schneider:

                   Walter F. Schneider
                   45 Poverty Hollow Road
                   Newton, CT 06470

9. AMENDMENTS.

            This  Agreement  may not be  modified  or  amended,  except with the mutual written consent of Del Global and Schneider.

10. ENTIRE AGREEMENT.

            This Agreement  constitutes  the entire  agreement among the parties with respect to the specific  subject  matter  hereof and  supersedes  all prior written and oral agreements and understandings  between Del Global and Schneider with respect to the subject matter of this Agreement.

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            IN  WITNESS   WHEREOF,   the   parties   hereto   have  caused  this
Non-Competition  Agreement to be executed  and  delivered as of the day and year first above written.

                                        Del Global Technologies Corp.

                                        By: /s/ Edward Ferris
                                            ------------------------------
                                            Name:  Edward Ferris
                                            Title: Senior Vice President,
                                                   Corporate and Organizational
                                                   Development

                                        /s/ Walter F. Schneider
                                        ------------------------------------
                                        Walter F. Schneider

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